UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2009
The Medicines Company

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8 Sylvan Way
Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 290-6000
Not applicable.

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: CONTINGENT PAYMENT RIGHTS AGREEMENT
EX-99.3: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement
On February 25, 2009, in connection with the transactions described under Item 2.01 below, The Medicines Company (the “Company”) entered into a Contingent Payment Rights Agreement, dated February 25, 2009, with American Stock Transfer & Trust Company, as rights agent (the “CPR Agreement”). The CPR Agreement sets forth the circumstances under which the Company is obligated to deposit with the rights agent the cash amounts, if any, payable in respect of the contingent payment rights for distribution to the holders of such rights and the procedures for making any such distributions. The contingent payment rights are not transferable, subject to limited exceptions. Each contingent payment right (each, a “CPR” and collectively, “CPRs”) represents the right to receive up to four cash payments as follows:
•	If the Company or an affiliate of the Company obtains approval from the European Medicines Agency (“EMEA”) for a marketing authorization application for oritavancin for the treatment of complicated skin and skin structure infections (“cSSSI”) on or before December 31, 2013, the CPR payment amount related to EMEA approval will become payable to holders of CPRs. The payment amount actually paid will depend on the date on which EMEA approval is granted: $1.00 per CPR if granted on or before December 31, 2009; $0.75 per CPR if granted after December 31, 2009 and on or before June 30, 2010; and $0.50 per CPR if granted after June 30, 2010 and on or before December 31, 2013.

•	If the Company or an affiliate of the Company obtains final approval from the Food and Drug Administration (“FDA”) for a new drug application (“NDA”) for oritavancin for the treatment of cSSSI on or before the date that is 40 months after the date the first patient is enrolled in a Phase III Trial of cSSSI (provided such date is not later than December 31, 2013), an amount equal to $0.50 per CPR will become payable to holders of CPRs (the “FDA CPR Payment”).

•	If the Company or an affiliate of the Company obtains final FDA approval for an NDA for the use of oritavancin for the treatment of cSSSI administered by a single dose intravenous infusion on or before the date that is 40 months after the date the first patient is enrolled in a Phase III Trial of cSSSI (provided such date is not later than December 31, 2013), an amount equal to $0.70 per CPR will become payable to holders of CPRs. This payment may become payable simultaneously with the FDA CPR Payment.

•	If aggregate Net Sales (as defined in the CPR Agreement) for oritavancin in four consecutive calendar quarters ending on or before December 31, 2021 reach or exceed $400,000,000, an amount equal to $2.35 per CPR will become payable to holders of CPRs.
The foregoing description is qualified in its entirety by reference to the full text of the CPR Agreement, a copy of which is filed with this current report as Exhibit 99.1 and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets
On February 25, 2009, the Company completed its acquisition of all of the outstanding shares of common stock, par value $0.0001 per share, of Targanta Therapeutics Corporation (“Targanta”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 12, 2009, among the Company, Targanta and Boxford Subsidiary Corporation (the “Merger Sub”), a wholly owned subsidiary of the Company. The Company’s acquisition of the capital stock of Targanta was structured as a two-step transaction, with a tender offer made through the Merger Sub for all of the outstanding shares of Targanta common stock (the “Offer”) followed by a merger of Merger Sub with and into Targanta (the “Merger”), with Targanta becoming the surviving corporation and a wholly owned subsidiary of the Company.
The initial offering period of the Offer expired at 12:00 midnight, New York City time, at the end of Tuesday, February 24, 2009. On February 25, 2009, the Company, through the Merger Sub, accepted for purchase all shares that were validly tendered and not properly withdrawn and entered into the CPR Agreement. Targanta stockholders who validly tendered and did not properly withdraw their shares will promptly receive the Offer consideration consisting of (1) $2.00 per share, net to the seller in cash, plus (2) the contractual right to receive up to an additional $4.55 per share in contingent cash payments if specified regulatory and commercial milestones are achieved within agreed upon time periods, pursuant to the Merger Agreement.
A copy of the press release announcing the completion of the Offer was filed by the Company with the SEC as an exhibit to its Schedule TO Amendment No. 5 on February 25, 2009.
Following the acceptance for purchase of the shares, on February 25, 2009, pursuant to the terms and conditions of the Merger Agreement, the Merger Sub was merged with and into Targanta and each remaining outstanding share of Targanta common stock (other than (1) any shares held by Targanta as treasury stock or owned by the Company, the Merger Sub or any subsidiary of Targanta, the Company or the Merger Sub and (2) any shares held by a holder who did not vote in favor of or consent to the Merger and who properly demands and perfects his, her or its right to be paid the fair value of such shares in accordance with Delaware law) was automatically cancelled and converted into the right to receive the same consideration per share paid in the Offer.
The total consideration to be paid for the shares of Targanta in the Offer and the Merger, including fees and expenses, consists of approximately $50 million in cash plus contractual rights to receive up to an additional $95.5 million in the aggregate in contingent cash payments if specified regulatory and commercial milestones are achieved within agreed upon time periods. Any contingent cash payments will be paid in accordance with the terms of the CPR Agreement.
A copy of the press release announcing the completion of the acquisition is filed with this current report as Exhibit 99.3.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.
(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date upon which this current report on Form 8-K must be filed.
(d)	Exhibits.
See the Exhibit Index attached to this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: March 2, 2009	By:	/s/ Paul M. Antinori
	Name:	Paul M. Antinori
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1(1)	Agreement and Plan of Merger among the Company, the Merger Sub and Targanta, dated as of January 12, 2009.

99.1	Contingent Payment Rights Agreement dated February 25, 2009 between the Company and American Stock Transfer & Trust Company.

99.2(2)	Press Release dated February 25, 2009, announcing completion of the Offer.

99.3	Press Release dated February 26, 2009, announcing completion of the acquisition.

(1)	Filed with the Securities and Exchange Commission on January 14, 2009 as Exhibit 2.1 to the Company’s current report on Form 8-K and incorporated herein by reference.

(2)	Filed with the Securities and Exchange Commission on February 25, 2009 as Exhibit (a)(5)(L) to the Company’s Schedule TO (Amendment No. 5) and incorporated herein by reference.